Exhibit 99.2

Draft	5/5/2010

Supplemental Schedules
First Quarter 2010

Draft	5/5/2010

Quarterly Financial Highlights

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

Pre-tax Operating Income *

Life Marketing	$42,510	$37,179	$26,544	$31,593	$40,678	$42,510	$40,678
Acquisitions	33,621	35,041	33,061	32,037	31,369	33,621	31,369
Annuities	(575)	21,495	16,075	19,647	18,187	(575)	18,187
Stable Value Products	20,207	16,976	14,339	10,441	11,027	20,207	11,027
Asset Protection	6,280	4,656	5,731	6,562	13,067	6,280	13,067
Corporate & Other	(9,247)	9,648	(22,826)	104,405	(16,132)	(9,247)	(16,132)
Total Pre-tax Operating Income	$92,796	$124,995	$72,924	$204,685	$98,196	$92,796	$98,196

Balance Sheet Data

Total GAAP Assets	$38,760,243	$40,392,169	$41,787,606	$42,311,587	$43,617,727
Total Protective Life Corporation’s Shareowners’ Equity	$783,178	$1,628,375	$2,302,799	$2,478,821	$2,821,033
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,443,382	$2,660,094	$2,678,271	$2,799,990	$2,876,749

Stock Data

Closing Price	$5.25	$11.44	$21.42	$16.55	$21.99
Average Shares Outstanding
Basic	70,850,571	77,893,480	86,481,240	86,491,754	86,500,199	70,850,571	86,500,199
Diluted	71,392,134	78,528,511	87,372,659	87,459,899	87,551,386	71,392,134	87,551,386

* “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft	5/5/2010

Financial Strength Ratings as of March 31, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of March 31, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Legal Entity
Protective Life Corporation	a-	BBB+/BBB (1)	A-	Baa2
Protective Life Insurance Company	aa-	—	AA-	—

(1)  The default rating is BBB+.  The BBB rating is related to our senior notes.

Draft	5/5/2010

GAAP Consolidated Statements of Income (Loss)

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$659,152	$679,989	$652,497	$698,061	$628,772	$659,152	$628,772
Reinsurance Ceded	(358,299)	(394,225)	(351,664)	(422,865)	(305,829)	(358,299)	(305,829)
Net Premiums and Policy Fees	300,853	285,764	300,833	275,196	322,943	300,853	322,943
Net investment income	421,685	431,144	409,956	402,251	411,997	421,685	411,997
RIGL - Derivatives	92,433	(97,991)	(195,540)	23,145	(23,072)	92,433	(23,072)
RIGL - All Other Investments	(41,843)	167,799	165,576	8,662	47,899	(41,843)	47,899
Net OTTI losses recognized in earnings	(89,826)	(40,971)	(30,968)	(18,280)	(11,869)	(89,826)	(11,869)
Other income	38,663	39,586	41,222	178,677	43,872	38,663	43,872
Total Revenues	721,965	785,331	691,079	869,651	791,770	721,965	791,770

BENEFITS & EXPENSES
Benefits and settlement expenses	504,359	478,148	521,218	474,254	507,295	504,359	507,295
Amortization of deferred policy acquisition costs and value of businesses acquired	113,648	89,949	47,240	94,732	81,289	113,648	81,289
Other operating expenses	46,671	49,647	54,459	62,832	66,680	46,671	66,680
Interest on indebtedness - subsidiaries	7,991	10,782	9,615	2,469	2,158	7,991	2,158
Interest on indebtedness - holding company - other debt	7,740	7,186	7,510	23,195	23,671	7,740	23,671
Interest on indebtedness - holding company - hybrid securities	9,400	9,401	9,401	9,401	9,401	9,400	9,401
Total Benefits and Expenses	689,809	645,113	649,443	666,883	690,494	689,809	690,494

INCOME BEFORE INCOME TAX	32,156	140,218	41,636	202,768	101,276	32,156	101,276
Income tax expense (benefit)	10,021	49,461	14,051	71,757	31,570	10,021	31,570
NET INCOME	22,135	90,757	27,585	131,011	69,706	22,135	69,706
Less: Net Income (loss) attributable to noncontrolling interests	—	—	—	—	(73)	—	(73)
NET INCOME AVAILABLE TO PLC’s COMMON SHAREOWNERS	$22,135	$90,757	$27,585	$131,011	$69,779	$22,135	$69,779

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.86	$1.03	$0.55	$1.51	$0.78
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.65	(0.93)	(1.24)	0.03	(0.24)
RIGL - All Other Investments, net of participating income	(1.20)	1.06	1.01	(0.04)	0.26
Net income available to PLC’s common shareowners-diluted	$0.31	$1.16	$0.32	$1.50	$0.80
Average shares outstanding-diluted	71,392,134	78,528,511	87,372,659	87,459,899	87,551,386
Dividends paid	$0.12	$0.12	$0.12	$0.12	$0.12

PER SHARE DATA FOR YTD
Operating income-diluted *	$0.86	$1.90	$2.40	$3.97	$0.78
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.65	(0.36)	(1.71)	(1.63)	(0.24)
RIGL - All Other Investments, net of participating income	(1.20)	(0.03)	1.08	1.00	0.26
Net income available to PLC’s common shareowners-diluted	$0.31	$1.51	$1.77	$3.34	$0.80
Average shares outstanding-diluted	71,392,134	74,980,036	79,156,305	81,249,265	87,551,386
Dividends paid	$0.12	$0.24	$0.36	$0.48	$0.12

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft	5/5/2010

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2009	2009	2009	2009	2010

ASSETS

Fixed maturities	$19,571,798	$20,561,840	$22,560,159	$22,830,427	$23,203,026
Equity securities	268,211	269,108	270,057	275,497	280,703
Mortgage loans	3,858,573	3,846,417	3,849,349	3,877,087	4,861,699
Investment real estate	14,769	17,427	19,651	25,188	25,068
Policy loans	800,617	792,853	788,402	794,276	783,580
Other long-term investments	451,847	346,037	232,927	204,754	198,014
Long-term investments	24,965,815	25,833,682	27,720,545	28,007,229	29,352,090
Short-term investments	845,558	1,841,149	1,076,621	1,049,609	647,952
Total investments	25,811,373	27,674,831	28,797,166	29,056,838	30,000,042
Cash	180,648	206,540	225,302	205,325	202,934
Accrued investment income	286,363	270,698	283,559	285,350	308,779
Accounts and premiums receivable	59,867	90,237	113,847	56,216	49,941
Reinsurance receivable	5,273,817	5,309,360	5,336,371	5,333,401	5,445,109
Deferred policy acquisition costs and value of businesses acquired	4,243,218	3,900,088	3,660,267	3,663,350	3,634,057
Goodwill	120,179	119,405	118,630	117,856	117,081
Property and equipment, net	37,795	38,401	38,031	37,037	36,909
Other assets	174,777	196,235	172,002	176,303	168,274
Current/Deferred income tax	440,110	69,004	47,358	115,447	14,225
Assets related to separate accounts
Variable annuity	1,907,272	2,257,859	2,694,715	2,948,457	3,306,242
Variable universal life	224,824	259,511	300,358	316,007	334,134

TOTAL ASSETS	$38,760,243	$40,392,169	$41,787,606	$42,311,587	$43,617,727

Draft	5/5/2010

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2009	2009	2009	2009	2010

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,118,094	$17,169,737	$17,220,814	$17,327,279	$17,456,391
Unearned premiums	1,230,108	1,221,101	1,231,165	1,220,988	1,220,255
Stable value product deposits	4,360,658	4,138,131	3,863,329	3,581,150	3,453,950
Annuity deposits	9,316,791	9,596,476	9,726,082	9,911,040	10,035,799
Other policyholders’ funds	443,173	473,105	491,216	515,078	534,740
Other liabilities	719,550	922,242	852,449	715,110	907,330
Mortgage loan backed certificates	—	—	—	—	110,679
Deferred income taxes	—	36,037	400,084	553,062	718,070
Non-recourse funding obligations	1,375,000	1,375,000	1,375,000	575,000	575,000
Debt	756,852	789,852	804,852	1,644,852	1,619,852
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	1,907,272	2,257,859	2,694,715	2,948,457	3,306,242
Variable universal life	224,824	259,511	300,358	316,007	334,134
TOTAL LIABILITIES	37,977,065	38,763,794	39,484,807	39,832,766	40,797,185

SHAREOWNERS’ EQUITY
Common stock	36,626	44,388	44,388	44,388	44,388
Additional paid-in-capital	449,009	575,064	575,915	576,887	579,915
Treasury stock	(26,490)	(25,945)	(25,936)	(25,929)	(25,997)
Cumulative Effect Adjustments	3,616	3,616	3,616	3,616	17,907
Retained earnings	1,980,621	2,062,971	2,080,288	2,201,028	2,260,536
Accumulated other comprehensive income (loss)	(1,660,204)	(1,031,719)	(375,472)	(321,169)	(55,716)
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	783,178	1,628,375	2,302,799	2,478,821	2,821,033
Noncontrolling interest	—	—	—	—	(491)
TOTAL EQUITY	783,178	1,628,375	2,302,799	2,478,821	2,820,542
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$38,760,243	$40,392,169	$41,787,606	$42,311,587	$43,617,727

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$11.19	$19.03	$26.91	$28.96	$32.96
Less: Accumulated other comprehensive income (loss)	(23.72)	(12.05)	(4.39)	(3.76)	(0.65)
Excluding accumulated other comprehensive income (loss)*	$34.91	$31.08	$31.30	$32.72	$33.61

Total Protective Life Corporation’s Shareowners’ Equity	$783,178	$1,628,375	$2,302,799	$2,478,821	$2,821,033
Less: Accumulated other comprehensive income (loss)	(1,660,204)	(1,031,719)	(375,472)	(321,169)	(55,716)
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,443,382	$2,660,094	$2,678,271	$2,799,990	$2,876,749

Common shares outstanding	69,986,429	85,578,907	85,579,870	85,580,803	85,601,358
Treasury Stock shares	3,265,531	3,198,053	3,197,090	3,196,157	3,175,602

* “Total Protective Life Corporation’s Shareowners’ equity” excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft	5/5/2010

Calculation of Operating Earnings (Loss) Per Share

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income available to PLC’s common shareowners	$22,135	$90,757	$27,585	$131,011	$69,779	$22,135	$69,779

Average shares outstanding-basic	70,850,571	77,893,480	86,481,240	86,491,754	86,500,199	70,850,571	86,500,199
Average shares outstanding-diluted	71,392,134	78,528,511	87,372,659	87,459,899	87,551,386	71,392,134	87,551,386

Net income available to PLC’s common shareowners per share-basic	$0.31	$1.17	$0.32	$1.51	$0.81	$0.31	$0.81
Net income available to PLC’s common shareowners per share-diluted	$0.31	$1.16	$0.32	$1.50	$0.80	$0.31	$0.80

Income from continuing operations	$22,135	$90,757	$27,585	$131,011	$69,779	$22,135	$69,779

EPS (basic)	$0.31	$1.17	$0.32	$1.51	$0.81	$0.31	$0.81
EPS (diluted)	$0.31	$1.16	$0.32	$1.50	$0.80	$0.31	$0.80

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$92,433	$(97,991)	$(195,540)	$23,145	$(23,072)	$92,433	$(23,072)
Derivative Gains related to Corporate Debt and Investments	(2,238)	(1,163)	—	—	(42)	(2,238)	(42)
Derivative Gains related to Annuities	(19,088)	(13,393)	28,864	(19,003)	(9,549)	(19,088)	(9,549)
RIGL - All Other Investments, net of participating income	(131,669)	126,828	134,608	(9,618)	36,030	(131,669)	36,030
Related amortization of DAC & VOBA	(78)	942	780	3,559	(214)	(78)	(214)
	(60,640)	15,223	(31,288)	(1,917)	3,153	(60,640)	3,153
Tax effect	21,224	(5,328)	10,951	671	(1,104)	21,224	(1,104)
	$(39,416)	$9,895	$(20,337)	$(1,246)	$2,049	$(39,416)	$2,049

RIGL - Derivatives per share-diluted	$0.65	$(0.93)	$(1.24)	$0.03	$(0.24)	$0.65	$(0.24)
RIGL - All Other Investments per share-diluted	$(1.20)	$1.06	$1.01	$(0.04)	$0.26	$(1.20)	$0.26

OPERATING INCOME (LOSS) PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$0.31	$1.16	$0.32	$1.50	$0.80	$0.31	$0.80
RIGL - Derivatives per share-diluted	0.65	(0.93)	(1.24)	0.03	(0.24)	0.65	(0.24)
RIGL - All Other Investments, net of participating income per share-diluted	(1.20)	1.06	1.01	(0.04)	0.26	(1.20)	0.26
Operating income per share-diluted	$0.86	$1.03	$0.55	$1.51	$0.78	$0.86	$0.78

NET OPERATING INCOME (LOSS) *

Net income available to PLC’s common shareowners	$22,135	$90,757	$27,585	$131,011	$69,779	$22,135	$69,779
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	46,220	(73,156)	(108,339)	2,692	(21,231)	46,220	(21,231)
Less: RIGL - All Other Investments net of tax, amortization, and participating income	(85,636)	83,051	88,002	(3,938)	23,280	(85,636)	23,280
Net operating income	$61,551	$80,862	$47,922	$132,257	$67,730	$61,551	$67,730

PRE-TAX OPERATING INCOME (LOSS) **

Income before income tax and discontinued operations	$32,156	$140,218	$41,636	$202,768	$101,349	$32,156	$101,349
Less: RIGL - Derivatives	92,433	(97,991)	(195,540)	23,145	(23,072)	92,433	(23,072)
Less: Derivative gains related to corporate debt, investments & annuities	(21,326)	(14,556)	28,864	(19,003)	(9,591)	(21,326)	(9,591)
Less: RIGL - All Other Investments, net of participating income	(131,669)	126,828	134,608	(9,618)	36,030	(131,669)	36,030
Less: Related amortization of DAC & VOBA	(78)	942	780	3,559	(214)	(78)	(214)
Pre-tax operating income	$92,796	$124,995	$72,924	$204,685	$98,196	$92,796	$98,196

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft	5/5/2010

Invested Asset Summary

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2009	2009	2009	2009	2010

Total Portfolio

Fixed Maturities	$19,571.8	$20,561.8	$22,560.2	$22,830.4	$23,203.0	77%
Mortgage Loans	3,858.6	3,846.4	3,849.3	3,877.1	4,861.7	16%
Investment Real Estate	14.8	17.4	19.7	25.2	25.1	0%
Equity Securities	268.2	269.1	270.1	275.5	280.7	1%
Policy Loans	800.6	792.9	788.4	794.3	783.6	3%
Short-Term Investments	845.6	1,841.2	1,076.6	1,049.6	647.9	2%
Other Long-Term Investments	451.8	346.0	232.9	204.7	198.0	1%
Total Invested Assets	$25,811.4	$27,674.8	$28,797.2	$29,056.8	$30,000.0	100%

Draft	5/5/2010

Invested Asset Summary - Fixed Income

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2009	2009	2009	2009	2010

Fixed Income

Corporate Bonds	$11,637.1	$12,842.6	$14,419.5	$14,847.8	$15,724.6	68%
Residential Mortgage-Backed Securities	4,768.5	4,343.0	4,153.7	3,917.5	3,720.4	16%
Commercial Mortgage-Backed Securities	1,161.4	1,106.3	1,108.5	1,124.3	270.9	1%
Other Asset-Backed Securities	1,163.9	1,175.6	1,176.9	1,120.8	959.2	4%
U.S. Government-related Securities	495.5	498.9	889.4	811.3	1,579.4	7%
Other Government-related Securities	315.3	409.0	538.5	608.5	307.1	1%
States, Municipals and Political Subdivisions	30.1	186.4	273.7	400.2	641.4	3%
Total Fixed Income Portfolio	$19,571.8	$20,561.8	$22,560.2	$22,830.4	$23,203.0	100%

Fixed Income - Quality

AAA	33.7%	24.2%	22.5%	19.9%	14.7%
AA	6.1%	6.7%	6.1%	4.9%	4.0%
A	19.0%	20.2%	20.1%	18.7%	21.9%
BBB	33.6%	36.0%	38.3%	42.9%	45.6%
Below investment grade	7.6%	12.9%	13.0%	13.6%	13.8%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft	5/5/2010

Invested Asset Summary - Mortgages

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2009	2009	2009	2009	2010

Mortgage Loans - Type

Retail	64.8%	64.6%	64.7%	64.5%	66.4%
Apartments	10.7%	10.7%	10.5%	11.3%	10.9%
Office Buildings	14.4%	14.4%	14.6%	14.4%	13.3%
Warehouses	7.7%	7.8%	7.8%	7.4%	7.4%
Miscellaneous	2.4%	2.5%	2.4%	2.4%	2.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$0.7	$4.0	$14.3	$5.9	$23.8
90 Days Past Due	10.7	8.8	7.1	6.5	21.4
Renegotiated Loans	—	—	—	—	—
Foreclosed Real Estate	—	2.7	5.0	10.7	—
	$11.4	$15.5	$26.4	$23.1	$45.2 (1)

(1)  Includes $16.1 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft	5/5/2010

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2009	2009	2009	2009	2010

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$138.7	$52.0	$23.9	$21.6	$19.6
AA	3.6	40.2	16.3	6.2	6.3
A	48.6	65.3	88.8	43.2	23.8
BBB	134.5	113.9	132.2	120.3	82.8
Below investment grade	5.8	56.8	61.2	81.3	84.8
Total	$331.2	$328.2	$322.4	$272.6	$217.3

Modco Trading Portfolio

Rating
AAA	$1,079.0	$878.4	$838.2	$834.7	$711.9
AA	134.1	164.6	166.0	73.2	117.2
A	563.6	600.5	568.7	544.1	642.8
BBB	837.2	822.8	872.5	950.3	969.9
Below investment grade	112.1	280.5	351.2	281.5	291.6
Short-term investments	125.4	243.3	242.7	250.8	236.5
Total	$2,851.4	$2,990.1	$3,039.3	$2,934.6	$2,969.9

Draft	5/5/2010

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of March 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$5.9	$—	$—	$—	$—	$5.9
A	4.3	—	—	—	—	4.3
BBB	18.2	—	—	—	—	18.2
Below investment grade	237.2	180.0	—	—	—	417.2
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$265.6	$180.0	$—	$—	$—	$445.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.5)	$—	$—	$—	$—	$(0.5)
A	0.7	—	—	—	—	0.7
BBB	(0.2)	—	—	—	—	(0.2)
Below investment grade	(46.9)	(29.4)	—	—	—	(76.3)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(46.9)	$(29.4)	$—	$—	$—	$(76.3)

Draft	5/5/2010

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of March 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.3	$—	$—	$—	$—	$0.3
AA	1.2	—	—	—	—	1.2
A	2.7	—	—	—	—	2.7
BBB	0.8	—	—	—	—	0.8
Below investment grade	19.6	14.9	—	—	—	34.5
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$24.6	$14.9	$—	$—	$—	$39.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	(0.1)	—	—	—	—	(0.1)
A	(0.4)	—	—	—	—	(0.4)
BBB	(0.5)	—	—	—	—	(0.5)
Below investment grade	(7.5)	(19.7)	—	—	—	(27.2)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(8.5)	$(19.7)	$—	$—	$—	$(28.2)

Draft	5/5/2010

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of March 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$1,266.5	$10.2	$—	$—	$—	$1,276.7
AA	208.3	—	—	—	—	208.3
A	237.4	8.0	—	—	—	245.4
BBB	385.1	24.0	—	—	—	409.1
Below investment grade	844.4	251.4	—	—	—	1,095.8
Total mortgage-backed securities collateralized by prime loans	$2,941.7	$293.6	$—	$—	$—	$3,235.3

Includes $879.0 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$40.1	$0.6	$—	$—	$—	$40.7
AA	(5.3)	—	—	—	—	(5.3)
A	(0.3)	0.5	—	—	—	0.2
BBB	(46.5)	(0.7)	—	—	—	(47.2)
Below investment grade	(134.5)	(48.2)	—	—	—	(182.7)
Total mortgage-backed securities collateralized by prime loans	$(146.5)	$(47.8)	$—	$—	$—	$(194.3)

Draft	5/5/2010

Invested Asset Summary - External CMBS

External Commercial Mortgage-backed Securities as of March 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$218.2	$—	$46.4	$—	$—	$264.6
BBB	6.3	—	—	—	—	6.3
Total external commercial mortgage-backed securities	$224.5	$—	$46.4	$—	$—	$270.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$10.1	$—	$2.2	$—	$—	$12.3
BBB	(0.7)	—	—	—	—	(0.7)
Total external commercial mortgage-backed securities	$9.4	$—	$2.2	$—	$—	$11.6

Draft	5/5/2010

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of March 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$649.4	$213.0	$35.8	$—	$—	$898.2
AA	32.0	—	—	—	—	32.0
A	6.9	—	—	—	—	6.9
BBB	6.6	7.3	—	—	—	13.9
Below investment grade	0.7	7.5	—	—	—	8.2
Total other asset-backed securities	$695.6	$227.8	$35.8	$—	$—	$959.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(36.8)	$(21.0)	$0.3	$—	$—	$(57.5)
AA	3.0	—	—	—	—	3.0
A	0.4	—	—	—	—	0.4
BBB	(1.5)	—	—	—	—	(1.5)
Below investment grade	(0.3)	(15.3)	—	—	—	(15.6)
Total other asset-backed securities	$(35.2)	$(36.3)	$0.3	$—	$—	$(71.2)

*  Excludes Residential and Commercial mortgage-backed securities

Draft	5/5/2010

Invested Asset Summary - Other

(Dollars In Millions) (Unaudited) (Excludes Modco portfolio)	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)
Hybrid / Preferred Securities as of March 31, 2010

Domestic Exposure
Tier 1	$994.4	$958.2	$(36.2)
Preferred Stock	136.1	137.3	1.2
Total Domestic Exposure	$1,130.5	$1,095.5	$(35.0)

European Exposure
Upper Tier 2	$53.3	$58.6	$5.3
Tier 1	216.0	189.5	(26.5)
Preferred Stock	64.5	67.3	2.8
Total European Exposure	$333.8	$315.4	$(18.4)

Other Foreign Exposure
Tier 1	$65.2	$66.7	$1.5
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$65.3	$66.8	$1.5

Total Domestic, European and Other Exposure
Upper Tier 2	$53.3	$58.6	$5.3
Tier 1	1,275.6	1,214.4	(61.2)
Preferred Stock	200.7	204.7	4.0
Total Domestic, European and Other Exposure	$1,529.6	$1,477.7	$(51.9)

Draft	5/5/2010

Life Marketing Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$375,658	$397,195	$379,823	$412,468	$373,390	$375,658	$373,390
Reinsurance Ceded	(207,164)	(241,002)	(202,708)	(260,829)	(176,752)	(207,164)	(176,752)
Net Premiums and Policy Fees	168,494	156,193	177,115	151,639	196,638	168,494	196,638
Net investment income	93,527	90,833	89,035	88,713	91,144	93,527	91,144
Other income	19,830	20,168	19,587	21,262	21,222	19,830	21,222
Total Revenues	281,851	267,194	285,737	261,614	309,004	281,851	309,004

BENEFITS & EXPENSES
Benefits and settlement expenses	195,410	189,101	215,567	182,294	220,556	195,410	220,556
Amortization of deferred policy acquisition costs and value of businesses acquired	35,728	33,404	40,142	34,851	34,078	35,728	34,078
Other operating expenses	8,203	7,510	3,484	12,876	13,692	8,203	13,692
Total Benefits and Expenses	239,341	230,015	259,193	230,021	268,326	239,341	268,326

INCOME BEFORE INCOME TAX	$42,510	$37,179	$26,544	$31,593	$40,678	$42,510	$40,678

Life Marketing Key Data

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

SALES BY PRODUCT
Traditional	$23,151	$26,102	$25,589	$22,090	$20,764	$23,151	$20,764
Universal life	12,819	12,796	15,383	21,027	21,267	12,819	21,267
Variable universal life	642	854	912	1,235	936	642	936
Total	$36,612	$39,752	$41,884	$44,352	$42,967	$36,612	$42,967

SALES BY DISTRIBUTION
Brokerage general agents	$21,464	$25,783	$26,301	$27,833	$26,351	$21,464	$26,351
Independent agents	7,280	7,084	6,923	6,478	6,691	7,280	6,691
Stockbrokers/banks	7,173	6,509	7,753	8,696	8,971	7,173	8,971
BOLI/other	695	376	907	1,345	954	695	954
Total	$36,612	$39,752	$41,884	$44,352	$42,967	$36,612	$42,967

Draft	5/5/2010

Annuities Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$10,985	$7,406	$7,416	$8,176	$8,775	$10,985	$8,775
Reinsurance Ceded	(42)	(42)	(29)	(39)	(37)	(42)	(37)
Net Premiums and Policy Fees	10,943	7,364	7,387	8,137	8,738	10,943	8,738
Net investment income	102,982	108,588	113,272	115,255	116,197	102,982	116,197
RIGL - Derivatives	19,088	13,393	(28,864)	19,003	9,549	19,088	9,549
RIGL - All Other Investments	(6,448)	925	(482)	717	102	(6,448)	102
Other income	3,380	4,215	4,737	5,264	5,994	3,380	5,994
Total Revenues	129,945	134,485	96,050	148,376	140,580	129,945	140,580

BENEFITS & EXPENSES
Benefits and settlement expenses	85,808	78,759	96,118	90,165	94,241	85,808	94,241
Amortization of deferred policy acquisition costs and value of businesses acquired	45,085	26,568	(20,176)	30,451	19,671	45,085	19,671
Other operating expenses	5,975	6,068	6,855	7,396	8,450	5,975	8,450
Total Benefits and Expenses	136,868	111,395	82,797	128,012	122,362	136,868	122,362

INCOME (LOSS) BEFORE INCOME TAX	(6,923)	23,090	13,253	20,364	18,218	(6,923)	18,218

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	19,088	13,393	(28,864)	19,003	9,549	19,088	9,549
Add back: Derivative gains related to annuities	19,088	13,393	(28,864)	19,003	9,549	19,088	9,549
Less: RIGL - All Other Investments	(6,448)	925	(482)	717	102	(6,448)	102
Add back: Related amortization of deferred acquisition costs	(100)	(670)	2,340	—	71	(100)	71

PRE-TAX OPERATING INCOME (LOSS)	$(575)	$21,495	$16,075	$19,647	$18,187	$(575)	$18,187

Annuities Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2009	2009	2009	2009	2010	2009	2010

SALES
Variable Annuity	$139,056	$177,306	$194,429	$285,454	$349,936	$139,056	$349,936
Immediate Annuity	26,043	17,918	20,498	11,886	9,347	26,043	9,347
Single Premium Deferred Annuity	151,016	264,326	165,990	202,483	183,828	151,016	183,828
Market Value Adjusted Annuity	117,305	150,129	71,447	22,409	24,713	117,305	24,713
Equity Indexed Annuity	3,316	—	212	233	141	3,316	141
Total	$436,736	$609,679	$452,576	$522,465	$567,965	$436,736	$567,965

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$(5,841)	$15,230	$285	$11,607	$11,710	$(5,841)	$11,710
Fixed Annuity	5,266	6,265	15,790	8,040	6,477	5,266	6,477
Total	$(575)	$21,495	$16,075	$19,647	$18,187	$(575)	$18,187

DEPOSIT BALANCE
VA Fixed Annuity	$226,707	$242,491	$240,899	$291,733	$332,711
VA Separate Account Annuity	1,786,993	2,128,899	2,554,411	2,808,123	3,164,958
Sub-total	2,013,700	2,371,390	2,795,310	3,099,856	3,497,669
Fixed Annuity	6,530,391	6,882,551	7,074,803	7,252,246	7,364,042
Total	$8,544,091	$9,253,941	$9,870,113	$10,352,102	$10,861,711

Draft	5/5/2010

Stable Value Products Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Net investment income	$63,176	$57,550	$54,024	$46,938	$46,420	$63,176	$46,420
RIGL - Derivatives	707	247	87	529	360	707	360
RIGL - All Other Investments	1,155	(647)	(5,036)	261	1,176	1,155	1,176
Other income	1,526	340	—	—	—	1,526	—
Total Revenues	66,564	57,490	49,075	47,728	47,956	66,564	47,956

BENEFITS & EXPENSES
Benefits and settlement expenses	42,585	39,206	37,972	34,792	33,731	42,585	33,731
Amortization of deferred policy acquisition costs and value of businesses acquired	927	844	893	807	979	927	979
Other operating expenses	983	864	820	898	683	983	683
Total Benefits and Expenses	44,495	40,914	39,685	36,497	35,393	44,495	35,393

INCOME BEFORE INCOME TAX	22,069	16,576	9,390	11,231	12,563	22,069	12,563

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	707	247	87	529	360	707	360
Less: RIGL-All Other Investments	1,155	(647)	(5,036)	261	1,176	1,155	1,176

PRE-TAX OPERATING INCOME	$20,207	$16,976	$14,339	$10,441	$11,027	$20,207	$11,027

Stable Value Products Key Data

	1ST QTR		2ND QTR		3RD QTR	4TH QTR	1ST QTR	3 MOS
	2009		2009		2009	2009	2010	2009	2010

SALES
GIC	$—		$—		$—	$—	$1,000	$—	$1,000
GFA - Direct Institutional	—		—		—	—	150,000	—	150,000
GFA - Registered - Institutional	—		—		—	—	—	—	—
GFA - Registered - Retail	—		—		—	—	—	—	—
Total	$—		$—		$—	$—	$151,000	$—	$151,000

DEPOSIT BALANCE
Quarter End Balance	$4,360,991		$4,138,437		$3,863,612	$3,581,409	$3,454,186
Average Daily Balance	$4,523,563		$4,224,897		$4,025,344	$3,602,681	$3,494,977

OPERATING SPREAD	1.65	%(1)	1.57	%(1)	1.42%	1.16%	1.26%

(1) Excludes one-time funding agreement retirement gains

Draft	5/5/2010

Asset Protection Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$86,935	$84,240	$83,020	$85,321	$79,515	$86,935	$79,515
Reinsurance Ceded	(41,485)	(37,698)	(36,600)	(36,439)	(35,906)	(41,485)	(35,906)
Net Premiums and Policy Fees	45,450	46,542	46,420	48,882	43,609	45,450	43,609
Net investment income	8,932	8,407	8,038	7,780	7,497	8,932	7,497
Other income	12,473	13,199	15,161	15,719	15,325	12,473	15,325
Total Revenues	66,855	68,148	69,619	72,381	66,431	66,855	66,431

BENEFITS & EXPENSES
Benefits and settlement expenses	34,110	29,363	31,009	32,832	18,756	34,110	18,756
Amortization of deferred policy acquisition costs and value of businesses acquired	13,683	14,104	13,446	13,887	12,775	13,683	12,775
Other operating expenses	12,782	20,025	19,433	19,100	21,907	12,782	21,907
Total Benefits and Expenses	60,575	63,492	63,888	65,819	53,438	60,575	53,438

INCOME BEFORE INCOME TAX	6,280	4,656	5,731	6,562	12,993	6,280	12,993
Less: noncontrolling interests	—	—	—	—	(74)	—	(74)
OPERATING INCOME	$6,280	$4,656	$5,731	$6,562	$13,067	$6,280	$13,067

Asset Protection Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2009	2009	2009	2009	2010	2009	2010

SALES
Credit insurance	$8,483	$8,721	$10,345	$7,830	$7,692	$8,483	$7,692
Service contracts	48,089	56,344	64,853	57,507	52,539	48,089	52,539
Other products	11,768	11,114	11,038	8,911	11,459	11,768	11,459
Total	$68,340	$76,179	$86,236	$74,248	$71,690	$68,340	$71,690

Draft	5/5/2010

Acquisitions Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$178,676	$184,484	$175,521	$185,807	$160,721	$178,676	$160,721
Reinsurance Ceded	(109,607)	(115,482)	(112,325)	(125,558)	(93,134)	(109,607)	(93,134)
Net Premiums and Policy Fees	69,069	69,002	63,196	60,249	67,587	69,069	67,587
Net investment income	123,541	119,515	118,202	118,485	115,401	123,541	115,401
RIGL - Derivatives	57,684	(146,462)	(156,504)	(6,818)	(30,063)	57,684	(30,063)
RIGL - All Other Investments	(52,463)	157,871	163,529	13,026	44,519	(52,463)	44,519
Other income	1,403	1,592	1,519	1,545	1,273	1,403	1,273
Total Revenues	199,234	201,518	189,942	186,487	198,717	199,234	198,717

BENEFITS & EXPENSES
Benefits and settlement expenses	138,731	135,773	131,786	126,702	133,474	138,731	133,474
Amortization of deferred policy acquisition costs and value of businesses acquired	17,741	14,560	12,427	14,297	13,338	17,741	13,338
Other operating expenses	4,098	4,463	2,523	3,684	6,223	4,098	6,223
Total Benefits and Expenses	160,570	154,796	146,736	144,683	153,035	160,570	153,035

INCOME (LOSS) BEFORE INCOME TAX	38,664	46,722	43,206	41,804	45,682	38,664	45,682

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	57,684	(146,462)	(156,504)	(6,818)	(30,063)	57,684	(30,063)
Less: RIGL - All Other Investments	(52,463)	157,871	163,529	13,026	44,519	(52,463)	44,519
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	178	(272)	(3,120)	(3,559)	143	178	143

PRE-TAX OPERATING INCOME	$33,621	$35,041	$33,061	$32,037	$31,369	$33,621	$31,369

Draft	5/5/2010

Corporate & Other Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2009	2009	2009	2009	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$6,898	$6,664	$6,717	$6,289	$6,371	$6,898	$6,371
Reinsurance Ceded	(1)	(1)	(2)	—	—	(1)	—
Net Premiums and Policy Fees	6,897	6,663	6,715	6,289	6,371	6,897	6,371
Net investment income	29,527	46,251	27,385	25,080	35,338	29,527	35,338
RIGL - Derivatives	14,954	34,832	(10,259)	10,430	(2,918)	14,954	(2,918)
RIGL - All Other Investments	(73,913)	(31,322)	(23,403)	(23,621)	(9,767)	(73,913)	(9,767)
Other income	51	72	218	134,887	58	51	58
Total Revenues	(22,484)	56,496	656	153,065	29,082	(22,484)	29,082

BENEFITS & EXPENSES
Benefits and settlement expenses	7,715	5,946	8,766	7,469	6,537	7,715	6,537
Amortization of deferred policy acquisition costs and value of businesses acquired	484	469	508	439	448	484	448
Other operating expenses	39,761	38,086	47,870	53,943	50,955	39,761	50,955
Total Benefits and Expenses	47,960	44,501	57,144	61,851	57,940	47,960	57,940

INCOME (LOSS) BEFORE INCOME TAX	(70,444)	11,995	(56,488)	91,214	(28,858)	(70,444)	(28,858)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	14,954	34,832	(10,259)	10,430	(2,918)	14,954	(2,918)
Less: RIGL-All Other Investments, net of participating income	(73,913)	(31,322)	(23,403)	(23,621)	(9,767)	(73,913)	(9,767)
Add back: Derivative gains related to corporate debt and investments	2,238	1,163	—	—	42	2,238	42
Less: noncontrolling interests	—	—	—	—	1	—	1

PRE-TAX OPERATING INCOME (LOSS)	$(9,247)	$9,648	$(22,826)	$104,405	$(16,132)	$(9,247)	$(16,132)